FORM OF
                   DISTRIBUTION AND SHAREHOLDER SERVICES PLAN
                                 MARCH 12, 1997
                 AS AMENDED AND RESTATED ON SEPTEMBER 23, 2003


     This Plan (the "Plan") constitutes the DISTRIBUTION AND SHAREHOLDER SERVICES PLAN of AmSouth Funds, a Massachusetts business trust (the "Trust"), adopted pursuant to Rule 12b-l under the Investment Company Act of 1940 (the "1940 Act"). The Plan relates to the following Classes of Shares (each a "Class"): Class B Shares, Class 2 Shares and Class 3 Shares of each series of the Trust (each a "Fund") identified on Schedule A hereto, as may be amended from time to time.

     WHEREAS, it is desirable to enable the Trust to have flexibility in meeting the investment and shareholder servicing needs of its future investors; and

     WHEREAS, the Board of Trustees, mindful of the requirements imposed by Rule 12b-l under the 1940 Act, has determined to effect the Plan for the provision of distribution assistance with respect to the Class B Shares, Class 2 Shares and Class 3 Shares of each Fund listed on Schedule A hereto and for the provision of shareholder services with respect to the holders of such Shares of each Fund;

     NOW THEREFORE, the Trust and BISYS Fund Services Limited Partnership (the "Distributor") hereby agree as follows:

     Section 1.
     ---------

A.   Class B Shares.

     Each Fund, the Class B Shares of which are listed on Schedule A hereto, shall pay out of its assets attributable to its Class B Shares a distribution and shareholder services fee (the "Class B Share Fee") to the Distributor equal to the lesser of (i) the fee at the applicable annual rate set forth in Schedule A hereto, or (ii) such fee as may be agreed upon in writing by the Trust and the Distributor. The Distributor may apply the Class B Share Fee toward the following: (i) compensation for its services or expenses in connection with distribution assistance with respect to such Fund's Class B Shares; (ii) payments to financial institutions and intermediaries (such as banks, savings and loan associations, insurance companies, and investment counselors) as brokerage commissions in connection with the sale of such Fund's Class B Shares; and (iii) payments to financial institutions and intermediaries (such as banks, savings and loan associations, insurance companies, and investment counselors), broker-dealers, and the Distributor's affiliates and subsidiaries as compensation for services and/or reimbursement of expenses incurred in connection with distribution or shareholder services with respect to such Fund's Class B Shares. The maximum amount of the Class B Share Fee that may be payable by the Fund for the aforementioned services and expenses other than services and/or reimbursement of expenses incurred in connection with shareholder services is 0.75% of the average daily net assets of such Fund's Class B Shares. The remaining portion of the Class B Share Fee is payable by the Fund's Class B Shares only as compensation for services and/or reimbursement of expenses incurred in connection with shareholder services with respect to such Fund's Class B Shares.

B.  Class 2 Shares.

     Each Fund, the Class 2 Shares of which are listed on Schedule A hereto, shall pay out of its assets attributable to its Class 2 Shares, a distribution and shareholder services fee (the "Class 2 Share Fee") to the Distributor equal to the lesser of (i) the fee at the applicable annual rate set forth in Schedule A hereto, or (ii) such fee as may be agreed upon in writing by the Trust and the Distributor. The Distributor may apply the Class 2 Share Fee toward the following: (i) compensation for its services or expenses in connection with distribution assistance with respect to such Fund's Class 2 Shares; (ii) payments to financial institutions and intermediaries (such as banks, savings and loan associations, insurance companies, and investment counselors) as brokerage commissions in connection with the sale of such Fund's Class 2; and
(iii) payments to financial institutions and intermediaries (such as banks, savings and loan associations, insurance companies, and investment counselors), broker-dealers, and the Distributor's affiliates and subsidiaries as compensation for services and/or reimbursement of expenses incurred in connection with distribution or shareholder services with respect to such Fund's Class 2 Shares. The maximum amount of the Class 2 Share Fee that may be payable for the aforementioned services and expenses is 0.25% of the average daily net assets of such Fund's Class 2 Shares.

C.  Class 3 Shares.

     Each Fund, the Class 3 Shares of which are listed on Schedule A hereto, shall pay out of its assets attributable to its Class 3 Shares, a distribution and shareholder services fee (the "Class 3 Share Fee") to the Distributor equal to the lesser of (i) the fee at the applicable annual rate set forth in Schedule A hereto, or (ii) such fee as may be agreed upon in writing by the Trust and the Distributor. The Distributor may apply the Class 3 Share Fee toward the following: (i) compensation for its services or expenses in connection with distribution assistance with respect to such Fund's Class 3 Shares; (ii) payments to financial institutions and intermediaries (such as banks, savings and loan associations, insurance companies, and investment counselors) as brokerage commissions in connection with the sale of such Fund's Class 3 Shares; and (iii) payments to financial institutions and intermediaries (such as banks, savings and loan associations, insurance companies, and investment counselors), broker-dealers, and the Distributor's affiliates and subsidiaries as compensation for services and/or reimbursement of expenses incurred in connection with distribution or shareholder services with respect to such Fund's Class 3 Shares. The maximum amount of the Class 3 Share Fee that may be payable for the aforementioned services and expenses is 0.50% of the average daily net assets of such Fund's Class 3 Shares.

     SECTION 2. The Class B Share Fee, the Class 2 Share Fee and the Class 3 Share Fee (each a "Share Fee") shall be accrued daily and payable monthly, and shall be paid by the respective Class of Shares of a Fund to the Distributor irrespective of whether such fee exceeds the amounts paid (or payable) by the Distributor pursuant to Section 1.

     SECTION 3. The Plan shall not take effect with respect to the one or more Classes of Shares of a Fund until it has been approved, together with any related agreements, by a vote of a majority (or whatever greater percentage may, from time to time, be required by Section 12(b) of the 1940 Act or the rules and regulations thereunder) of the Trustees who are not "interested persons" of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of this Plan or in any agreements related to this Plan (the "Independent Trustees"), cast in person at a meeting called for the purpose of voting on the Plan or such agreement.

     SECTION 4. The Plan shall continue in effect with respect to a Class of Shares of a Fund for a period of more than one year after it takes effect, provided that such continuance is specifically approved at least annually in the manner provided for approval of the Plan in Section 3.

     SECTION 5. Any person authorized to direct the disposition of monies paid or payable by a Fund pursuant to the Plan or any related agreement shall provide to the Trustees of the Trust, and the Trustees shall review, at least quarterly, a written report of the amounts so expended and the purposes for which such expenditures were made.

     SECTION 6. The Plan may be terminated with respect to one or more Classes of Shares of a Fund at any time by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding Shares of such Class or Classes of that Fund.

     SECTION 7. All agreements with any person relating to the implementation of the Plan shall be in writing and any agreement related to the Plan shall provide:

     i. That such agreement, may be terminated with respect to one or more Classes of Shares of a Fund at any time, without payment of any penalty, by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding Shares of such Class or Classes of that Fund, on not more than 60 days' written notice; and

     ii. That such agreement shall terminate automatically in the event of its assignment.

     SECTION 8. The Plan may not be amended to increase materially the amount of the Share Fee with respect to one or more Classes of Shares of a Fund without approval by at least (i) a majority of the outstanding voting securities of such Class or Classes of that Fund and (ii) the Trustees in the manner provided in
Section 3 hereof, and all material amendments to the Plan with respect to a Fund shall be approved by the Trustees in the manner provided for approval of the Plan in Section 3.

     SECTION 9. As used herein, the terms "assignment," "interested person," and "majority of the outstanding voting securities" shall have the respective meanings specified in the 1940 Act and the rules and regulations thereunder, subject to such exemptions as may be granted by the Securities and Exchange Commission.

     SECTION 10. The names "AmSouth Funds" and "Trustees of AmSouth Funds" refer respectively to the Trust created and the Trustees, as trustees but not individually or personally, acting from time to time under an Amended Declaration of Trust dated as of November 23, 1999 to which reference is hereby made and a copy of which is on file at the office of the Secretary of State of the Commonwealth of Massachusetts and elsewhere as required by law, and to any and all amendments thereto so filed or hereafter filed. The obligations of AmSouth Funds entered into in the name or on behalf thereof by any of the Trustees, representatives or agents are made not individually, but in such capacities, and are not binding upon any of the Trustees, shareholders or representatives of the Trust personally, but bind only the assets of the Trust, and all persons dealing with any series and/or Class of Shares of the Trust must look solely to the assets of the Trust belonging to such series and/or Class for the enforcement of any claims against the Trust.

[SEAL]                                    AMSOUTH FUNDS

                                          By:
                                          Name:
                                          Title:



                                          BISYS FUND SERVICES
                                          LIMITED PARTNERSHIP

                                          By:  BISYS Fund Services, Inc.
                                                 General Partner


                                          By:
                                          Name:
                                          Title:

                                                       Dated: September 23, 2003

                               SCHEDULE A TO THE
                   DISTRIBUTION AND SHAREHOLDER SERVICES PLAN
                              DATED MARCH 12, 1997
                   AS AMENDED AND RESTATED SEPTEMBER 23, 2003

Name of Funds                                    Compensation*
------------                                     -------------

AmSouth Prime Money Market Fund -                Annual  rate  of   seventy-five
Class B Shares                                   one-hundredths  of one  percent
                                                 (0.75%)  of the  average  daily
                                                 net assets of the AmSouth Prime
                                                 Money Market Fund.

AmSouth Limited Term Bond Fund -                 Annual  rate  of   seventy-five
Class B Shares                                   one-hundredths  of one  percent
                                                 (0.75%)  of the  average  daily
                                                 net   assets  of  the   AmSouth
                                                 Limited Term Bond Fund.

AmSouth Bond Fund - Class B Shares               Annual  rate  of   seventy-five
                                                 one-hundredths  of one  percent
                                                 (0.75%)  of the  average  daily
                                                 net assets of the AmSouth  Bond
                                                 Fund.

AmSouth Government Income Fund -                 Annual  rate  of   seventy-five
Class B Shares                                   one-hundredths  of one  percent
                                                 (0.75%)  of the  average  daily
                                                 net   assets  of  the   AmSouth
                                                 Government Income Fund.

AmSouth Florida Tax-Exempt Fund -                Annual  rate  of   seventy-five
Class B Shares                                   one-hundredths  of one  percent
                                                 (0.75%)  of the  average  daily
                                                 net   assets  of  the   AmSouth
                                                 Florida Tax-Exempt Fund.

AmSouth Municipal Bond Fund -                    Annual  rate  of   seventy-five
Class B Shares                                   one-hundredths  of one  percent
                                                 (0.75%)  of the  average  daily
                                                 net   assets  of  the   AmSouth
                                                 Municipal Bond Fund.

AmSouth Value Fund - Class B Shares              Annual  rate  of   seventy-five
                                                 one-hundredths  of one  percent
                                                 (0.75%)  of the  average  daily
                                                 net assets of the AmSouth Value
                                                 Fund.

AmSouth Balanced Fund - Class B Shares           Annual  rate  of   seventy-five
                                                 one-hundredths  of one  percent
                                                 (0.75%)  of the  average  daily
                                                 net   assets  of  the   AmSouth
                                                 Balanced Fund.

AmSouth Small Cap Fund - Class B Shares          Annual  rate  of   seventy-five
                                                 one-hundredths  of one  percent
                                                 (0.75%)  of the  average  daily
                                                 net assets of the AmSouth Small
                                                 Cap Fund.

Name of Funds                                    Compensation*
------------                                     -------------

AmSouth Select Equity Fund - Class B             Annual  rate  of   seventy-five
Shares                                           one-hundredths  of one  percent
                                                 (0.75%)  of the  average  daily
                                                 net   assets  of  the   AmSouth
                                                 Select Equity Fund.

AmSouth Enhanced Market Fund - Class B           Annual  rate  of   seventy-five
Shares                                           one-hundredths  of one  percent
                                                 (0.75%)  of the  average  daily
                                                 net   assets  of  the   AmSouth
                                                 Enhanced Market Fund.

AmSouth Institutional Prime Obligations          Annual   rate  of   twenty-five
Money Market Fund - Class 2 Shares               one-hundredths  of one  percent
                                                 (0.25%)  of the  average  daily
                                                 net   assets  of  the   AmSouth
                                                 Institutional Prime Obligations
                                                 Money Market Fund.

AmSouth Institutional Prime Obligations          Annual     rate    of     fifty
Money Market Fund - Class 3 Shares               one-hundredths  of one  percent
                                                 (0.50%)  of the  average  daily
                                                 net   assets  of  the   AmSouth
                                                 Institutional Prime Obligations
                                                 Money Market Fund.

AmSouth Institutional U.S. Treasury Money        Annual   rate  of   twenty-five
Market Fund - Class 2 Shares                     one-hundredths  of one  percent
                                                 (0.25%)  of the  average  daily
                                                 net   assets  of  the   AmSouth
                                                 Institutional   U.S.   Treasury
                                                 Money Market Fund.

AmSouth Institutional U.S. Treasury Money        Annual     rate    of     fifty
Market Fund  - Class 3 Shares                    one-hundredths  of one  percent
                                                 (0.50%)  of the  average  daily
                                                 net   assets  of  the   AmSouth
                                                 Institutional   U.S.   Treasury
                                                 Money Market Fund.

AmSouth International Equity Fund - Class B      Annual  rate  of   seventy-five
Shares                                           one-hundredths  of one  percent
                                                 (0.75%)  of the  average  daily
                                                 net   assets  of  the   AmSouth
                                                 International Equity Fund.

AmSouth Mid Cap Fund - Class B Shares            Annual  rate  of   seventy-five
                                                 one-hundredths  of one  percent
                                                 (0.75%)  of the  average  daily
                                                 net assets of the  AmSouth  Mid
                                                 Cap Fund.

AmSouth Capital Growth Fund - Class B            Annual  rate  of   seventy-five
Shares                                           one-hundredths  of one  percent
                                                 (0.75%)  of the  average  daily
                                                 net   assets  of  the   AmSouth
                                                 Capital Growth Fund.

AmSouth Large Cap Fund - Class B Shares          Annual  rate  of   seventy-five
                                                 one-hundredths  of one  percent
                                                 (0.75%)  of the  average  daily
                                                 net assets of the AmSouth Large
                                                 Cap Fund.

Name of Funds                                    Compensation*
------------                                     -------------

AmSouth Tennessee Tax-Exempt Fund -              Annual  rate  of   seventy-five
Class B Shares                                   one-hundredths  of one  percent
                                                 (0.75%)  of the  average  daily
                                                 net   assets  of  the   AmSouth
                                                 Tennessee Tax-Exempt Fund.

AmSouth U.S. Treasury Reserve Money              Annual  rate  of   seventy-five
Market Fund - Class B Shares                     one-hundredths  of one  percent
                                                 (0.75%)  of the  average  daily
                                                 net assets of the AmSouth  U.S.
                                                 Treasury  Reserve  Money Market
                                                 Fund.

AmSouth Strategic Portfolios: Aggressive         Annual  rate  of   seventy-five
Growth Portfolio - Class B Shares                one-hundredths  of one  percent
                                                 (0.75%)  of the  average  daily
                                                 net   assets  of  the   AmSouth
                                                 Strategic           Portfolios:
                                                 Aggressive Growth Portfolio.

AmSouth Strategic Portfolios: Growth             Annual  rate  of   seventy-five
Portfolio - Class B Shares                       one-hundredths  of one  percent
                                                 (0.75%)  of the  average  daily
                                                 net   assets  of  the   AmSouth
                                                 Strategic  Portfolios:   Growth
                                                 Portfolio.

AmSouth Strategic Portfolios: Growth and         Annual  rate  of   seventy-five
Income Portfolio - Class B Shares                one-hundredths  of one  percent
                                                 (0.75%)  of the  average  daily
                                                 net   assets  of  the   AmSouth
                                                 Strategic  Portfolios:   Growth
                                                 and Income Portfolio.

AmSouth Strategic Portfolios: Moderate           Annual  rate  of   seventy-five
Growth Portfolio - Class B Shares                one-hundredths  of one  percent
                                                 (0.75%)  of the  average  daily
                                                 net   assets  of  the   AmSouth
                                                 Strategic Portfolios:  Moderate
                                                 Growth Portfolio.

AmSouth Strategic Portfolios: Current Income     Annual  rate  of   seventy-five
Portfolio - Class B Shares                       one-hundredths  of one  percent
                                                 (0.75%)  of the  average  daily
                                                 net   assets  of  the   AmSouth
                                                 Strategic  Portfolios:  Current
                                                 Income Portfolio.

[SEAL]                                    AMSOUTH FUNDS

                                          By:
                                          Name:
                                          Title:



                                          BISYS FUND SERVICES
                                          LIMITED PARTNERSHIP

                                           By:  BISYS Fund Services, Inc.
                                                  General Partner


                                           By:
                                           Name:
                                           Title:





*All fees are computed and paid monthly.